                                                                    EXHIBIT 99.1

FINAL RELEASE
SEPTEMBER 20, 1999

                                    CONTACT:    PATRICK K. FORD
                                                214.824.8163

FOR IMMEDIATE RELEASE
- --------------------------------------------------------------------------------


               SOUTHERN FOODS GROUP TO BECOME PART OF SUIZA FOODS
                    TO FORM $6 BILLION DAIRY INDUSTRY LEADER

         DALLAS, SEPTEMBER 21, 1999 - SOUTHERN FOODS GROUP, L.P. TODAY ANNOUNCED THAT IT WILL BE JOINING THE SUIZA FOODS CORPORATION (NYSE: SZA) FAMILY. THE TRANSACTION, WHICH IS EXPECTED TO CLOSE AT THE END OF THIS YEAR, FORMS A NEW JOINT VENTURE THAT WILL ENCOMPASS ALL THE DOMESTIC FLUID MILK PROCESSING ACTIVITIES OF SUIZA FOODS AND SOUTHERN FOODS. SUIZA WILL HAVE 66.2 PERCENT OWNERSHIP OF THE JOINT VENTURE, WHILE THE REMAINING 33.8 PERCENT MINORITY INTEREST WILL BE HELD BY DAIRY FARMERS OF AMERICA, INC. (DFA). THE JOINT VENTURE WILL INITIALLY BE KNOWN AS THE SUIZA FLUID DAIRY GROUP.

         WITH THE CLOSING OF THE TRANSACTION, PETE SCHENKEL, A 41-YEAR-VETERAN OF THE DAIRY INDUSTRY AND PRESIDENT AND CEO OF SOUTHERN FOODS, WILL BECOME PRESIDENT OF SUIZA'S DOMESTIC FLUID MILK OPERATIONS. HE WILL ALSO BECOME VICE CHAIRMAN OF SUIZA'S BOARD OF DIRECTORS.

         "OUR EMPHASIS ON CUSTOMER SERVICE AND PROVIDING A QUALITY PRODUCT THROUGH STRONG REGIONAL RELATIONSHIPS AND DAIRY CASE BRANDING IS A PERFECT MATCH WITH THE SUIZA STRATEGY," SCHENKEL SAID. "THIS TRANSACTION WILL ACCELERATE OUR ABILITY TO SERVE OUR CUSTOMERS WITH THE QUALITY AND VALUE THEY EXPECT AND DESERVE ACROSS THEIR OPERATIONS. "OUR TWO ORGANIZATIONS HAVE VERY SIMILAR CULTURES AND OPERATING PHILOSOPHIES. I LOOK FORWARD TO JOINING THE SUIZA SENIOR MANAGEMENT TEAM WHICH HAS A REPUTATION FOR ACHIEVING STRONG OPERATING RESULTS," SCHENKEL ADDED.

         "THE COMBINATION OF SUIZA FOODS, THE NUMBER ONE FLUID MILK PROCESSOR, WITH SOUTHERN FOODS, THE NUMBER THREE PROCESSOR, FIRMLY ESTABLISHES OUR LEADERSHIP POSITION," SAID SUIZA CHAIRMAN AND CHIEF EXECUTIVE OFFICER GREGG ENGLES. "OUR COMBINED FLUID MILK PROCESSING AND DISTRIBUTION WILL NOW REACH INTO 46 STATES. TOGETHER WITH OUR LONG SHELF LIFE DAIRY OPERATIONS AT MORNINGSTAR WE CAN PROVIDE OUR CUSTOMERS VIRTUALLY ANY PRODUCT IN THE DAIRY CASE NATIONWIDE."

         THE BOARDS OF BOTH COMPANIES HAVE UNANIMOUSLY APPROVED THE TRANSACTION. THE TRANSACTION IS SUBJECT TO CUSTOMARY CLOSING CONDITIONS AND APPROVAL OF THE U.S. DEPARTMENT OF JUSTICE.

                                        1
                                     (MORE)

         BOTH SOUTHERN FOODS AND SUIZA BOAST STRONG REGIONAL BRANDS. SOUTHERN FOODS' BRANDS INCLUDE MEADOW GOLD(R), RIGHTS TO BORDEN(R) AND ELSIE(R) IN SEVERAL STATES, OAK FARMS(R), SCHEPPS(R), VIVA(R), FOREMOST(R), MOUNTAIN HIGH(R), BARBE'S(R) AND BROWN'S VELVET DAIRY(R). SUIZA'S BRANDS INCLUDE NATURAL BY GARELICK FARMS(R), COUNTRY FRESH(R), LEHIGH VALLEY FARMS(R), TUSCAN(R), LOUIS TRAUTH DAIRY(TM), DAIRYMENS(R), MODEL DAIRY(TM), VELDA FARMS(R), PET(R), FLAV-O-RICH(R), BROUGHTON(R), WEST LYNN CREAMERY(R), ROBINSON(R), SUIZA DAIRY(R), AND ADOHR FARMS(R). THE COMPANIES ALSO HAVE COMPLEMENTARY GEOGRAPHIC LOCATIONS, WITH SUIZA CONCENTRATED IN THE NORTHEAST, SOUTHEAST, MIDWEST AND MID-ATLANTIC, AND SOUTHERN FOODS IN THE WEST, SOUTH, MOUNTAIN STATES AND HAWAII.

         WITH THE ADDITION OF PETE SCHENKEL TO THE MANAGEMENT TEAM, SUIZA'S SENIOR MANAGERS HAVE COMBINED INDUSTRY EXPERIENCE OF MORE THAN 200 YEARS.

         "SIZE, GEOGRAPHICAL REACH, EXPERIENCE AND, MOST IMPORTANT, UNDERSTANDING THE CUSTOMER ARE CRITICAL TO OUR SUCCESS. WITH THIS ACQUISITION, WE HAVE FIRMLY ESTABLISHED OUR LEADERSHIP IN THESE AREAS," ENGLES SAID.

         SOUTHERN FOODS GROUP, L.P. PROCESSES AND DISTRIBUTES FLUID MILK PRODUCTS, CULTURED PRODUCTS, ICE CREAM PRODUCTS, FRUIT JUICES AND DRINKS AND OTHER DAIRY RELATED PRODUCTS.

                                       ###

         CERTAIN STATEMENTS AND INFORMATION IN THIS PRESS RELEASE CONSTITUTE "FORWARD-LOOKING STATEMENTS" WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. FORWARD-LOOKING STATEMENTS MAY BE INDICATED BY PHRASES SUCH AS "BELIEVE," "ANTICIPATES," "EXPECTS," "INTENDS," "FORESEES," "PROJECTS," "FORECASTS" OR WORDS OF SIMILAR MEANING OR IMPORT. SUCH STATEMENTS ARE SUBJECT TO CERTAIN RISKS, UNCERTAINTIES AND ASSUMPTIONS. SHOULD ONE OR MORE OF THESE RISKS OR UNCERTAINTIES MATERIALIZE, OR SHOULD UNDERLYING ASSUMPTIONS PROVE INCORRECT, ACTUAL RESULTS MAY VARY MATERIALLY FROM THOSE SET FORTH IN THE APPLICABLE FORWARD-LOOKING STATEMENT. AMONG THE KEY FACTORS THAT MAY HAVE A DIRECT BEARING ON SFG'S RESULTS AND FINANCIAL CONDITION ARE HEIGHTENED COMPETITION, INCLUDING SPECIFICALLY THE INTENSIFICATION OF PRICE COMPETITION; ADVERSE STATE AND FEDERAL LEGISLATION AND REGULATION; LOSS OF KEY EXECUTIVES; GENERAL ECONOMIC AND BUSINESS CONDITIONS IF THEY ARE LESS FAVORABLE THAN EXPECTED; UNANTICIPATED CHANGES IN INDUSTRY TRENDS; THE ABILITY OF SFG TO SUSTAIN, MANAGE OR FORECAST ITS GROWTH; THE ENTRY OF NEW COMPETITORS AND THE DEVELOPMENT OF NEW PRODUCTS OR SERVICES BY NEW AND EXISTING COMPETITORS; FAILURE TO OBTAIN NEW CUSTOMERS OR FAILURE TO RETAIN EXISTING CUSTOMERS; THE INABILITY TO CARRY OUT MARKETING AND SALES PLANS; THE LOSS OF SIGNIFICANT SUPPLIERS; BUSINESS DISRUPTIONS; CHANGES IN BUSINESS STRATEGY OR DEVELOPMENT PLANS; LIABILITY AND OTHER CLAIMS ASSERTED AGAINST SFG; AND THE ABILITY TO ATTRACT AND RETAIN QUALIFIED PERSONNEL. ANY FORWARD-LOOKING STATEMENTS MADE OR INCORPORATED BY REFERENCE HEREIN SPEAK ONLY AS OF THE DATE OF THIS PRESS RELEASE. SOUTHERN FOODS GROUP, L.P. EXPRESSLY DISCLAIMS ANY OBLIGATION OR UNDERTAKING TO RELEASE PUBLICLY ANY UPDATES OR REVISIONS TO ANY SUCH STATEMENTS TO REFLECT ANY CHANGE IN ITS EXPECTATIONS WITH REGARD THERETO OR ANY CHANGES IN THE EVENTS, CONDITIONS OR CIRCUMSTANCES ON WHICH ANY SUCH STATEMENT IS BASED.



                                        2